UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2005

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2005, Huntington Bancshares Incorporated entered into new Executive Agreements with its executive officers which provide certain protections for the executive officers, and thus encourage their continued employment, in the event of any actual or threatened change in control of Huntington. The protections include lump-sum severance payments and other benefits, all as further described in the Executive Agreements. The Executive Agreements, which become effective January 1, 2006, will replace existing executive agreements as further described below.

The Compensation Committee of Huntington's Board of Directors engaged an outside compensation consultant to evaluate, under current best practices, the existing executive agreements, a number of which were coming up for renewal at December 31, 2005. The updated agreements reflect a reduction in severance payments, by calculating the payment based on the target incentive awards as opposed to the maximum incentive awards, as recommended by the compensation consultant. The updated agreements also reflect conforming references and other changes regarding new and amended compensation programs, and certain other ministerial changes.

Each executive officer is a party to one of three new forms of Executive Agreement, as indicated below, copies of which are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.

Form of Executive Agreement attached hereto as Exhibit 99.1

Ronald C. Baldwin
Thomas E. Hoaglin

Form of Executive Agreement attached hereto as Exhibit 99.2

Daniel B. Benhase
Richard A. Cheap
Donald R. Kimble
Mary W. Navarro
Nicholas G. Stanutz

Form of Executive Agreement attached hereto as Exhibit 99.3

James W. Nelson
Mahesh Sankaran

As indicated above, the new Executive Agreements supersede and replace existing executive agreements with the executive officers. The existing executive agreements, previously filed as indicated in the schedule below, will terminate on December 31, 2005.

The Form of Executive Agreement attached hereto as Exhibit 99.1 replaces Executive Agreements substantially similar to Exhibit 10(a) of Huntington's Annual Report on Form 10-K for the year ended December 31, 2004

The Form of Executive Agreement attached hereto as Exhibit 99.2 replaces Executive Agreements substantially similar to Exhibit 10(b) of Huntington's Annual Report on Form 10-K for the year ended December 31, 2004

The Form of Executive Agreement attached hereto as Exhibit 99.3 replaces Executive Agreements substantially similar to Exhibit 10(c) of Huntington's Annual Report on Form 10-K for the year ended December 31, 2004

Item 1.02 Termination of a Material Definitive Agreement.

The information included in Item 1.01 of this report is incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 -- Form of Executive Agreement for certain executive officers.

Exhibit 99.2 -- Form of Executive Agreement for certain executive officers.

Exhibit 99.3 -- Form of Executive Agreement for certain executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

November 21, 2005	By:	Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Form of Executive Agreement for certain executive officers.
99.2	Form of Executive Agreement for certain executive officers.
99.3	Form of Executive Agreement for certain executive officers.